UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2011

Community Bank System, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5790 Widewaters Parkway, DeWitt, New York		13214
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of Community Bank System, Inc. (the “Company”) was held on May 25, 2011 in Geneva, New York.  At the Annual Meeting, the Company’s shareholders (i) elected seven (7) directors, (ii) approved an amendment to the Company’s Long Term Incentive Compensation Plan, (iii) approved on a non-binding advisory basis executive compensation as set forth in the proxy statement, (iv) voted on a non-binding advisory basis on the frequency of the advisory vote on executive compensation as set forth below, and (v) ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2011.

1.	The Company’s shareholders elected seven (7) individuals to the Board of Directors as set forth below:

Name of Director	Number of Votes
	For	Authority Withheld	Broker Non-Votes
For term expiring at the Annual Meeting in 2014
Brian R. Ace	23,578,996	725,451	4,555,494
Paul M. Cantwell, Jr.	23,585,520	718,928	4,555,494
James W. Gibson, Jr.	23,597,951	706,496	4,555,494
John Parente	22,868,895	1,435,552	4,555,494
John F. Whipple, Jr.	23,653,412	651,035	4,555,494
For term expiring at the Annual Meeting in 2012
Alfred S. Whittet	22,873,350	1,431,097	4,555,494
For term expiring at the Annual Meeting in 2013
Brian R. Wright	22,873,151	1,431,296	4,555,494

2.
The Company’s shareholders approved the proposal to amend the Company’s 2004 Long Term Incentive Compensation Plan, as amended, to increase the total number of shares of Company common stock reserved for issuance under the plan by 900,000 shares by the vote set forth below:

For	Against	Abstained	Broker Non-Votes
15,522,024	8,529,748	252,676	4,555,493

3.	The Company’s shareholders approved, on a non-binding advisory vote, the executive compensation as described in the proxy statement as set forth below:

For	Against	Abstained	Broker Non-Votes
22,759,729	1,306,545	238,170	4,555,497

4.	The Company’s shareholders indicated a preference for a non-binding advisory vote on executive compensation every year as set forth below:

One Year	Two Years	Three Years	Abstained	Broker Non-Votes
12,041,922	495,044	11,255,906	507,256	4,559,812

5.
The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2011 as set forth below:

For	Against	Abstained
28,503,945	204,478	151,518

Item 8.01    Other Events.

On May 27, 2011, the Company issued a press release announcing the results of its Annual Meeting and the approval by its Board of Directors of a regular quarterly dividend of a $0.24 per share payable on July 11, 2011, to shareholders of record as of June 15, 2011.

Item 9.01    Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c) (d)	Not applicable. Exhibits.

Exhibits No.	Description
99.1	Press Release, dated May 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By: /s/ Scott A. Kingsley
Name: Scott A. Kingsley
Title: President and Chief Executive Officer

Dated:  May 27, 2011